                                                                EXHIBIT 10(d)

                                CLINICOR, INC.

                             SALES AGENT AGREEMENT


     THIS SALES AGENT AGREEMENT (this "Agreement") is made effective as of September 15, 1995, by and between Clinicor, Inc. (the "Company") and SJ Capital Inc. (the "Sales Agent").


                                   RECITALS
                                   --------

     A. Sales Agent is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (the "NASD"), a part of whose business consists of the sale of securities.

     B. The Company is offering Units, each "Unit" consisting of one share of Common Stock and one redeemable Common Stock Purchase Warrant ("Warrant"), to "Accredited Investors" (as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933) and certain other qualified investors upon the terms and conditions set forth in a Confidential Private Placement Memorandum dated September 15, 1995 (the "Memorandum"). Two Warrants entitle the holder thereof to purchase during the warrant exercise periods described in the Memorandum one share of Common Stock at a price of $4.00 per share, subject to adjustment. The Units are being offered for a subscription price of $2.50 per Unit with a minimum subscription of 200,000 Units and a maximum subscription of 1,400,000 Units. The Company will use the proceeds raised in the offering described in the Memorandum (the "Offering") for working capital and other purposes as described in the Offering.

     C. The Units have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or under state securities laws, and will be offered and sold in reliance upon one or more exemptions from registration provided by the Securities Act and Regulation D promulgated thereunder and by such state securities laws. Consequently, it is extremely important that the rules governing private offerings and applicable state rules be adhered to in connection with the sale and offering of the Units.

     D. Sales Agent desires to participate in the Offering of the Units on a "best efforts -- all or nothing" 200,000 Unit minimum basis and (assuming the minimum is achieved) a "best efforts" 1,400,000 Unit maximum basis by privately soliciting, through Sales Agent's authorized personnel ("Sales Representatives"), subscriptions for the purchase of the Units in accordance with the terms of the Offering set forth in the Memorandum and in this Agreement. The Company desires to authorize Sales Agent to obtain such subscriptions, and it is the purpose of this Agreement to set forth the agreement of the parties relative to such authorization.

                                   AGREEMENT
                                   ---------

1.   Solicitation of Subscriptions and Offering Materials
     ----------------------------------------------------

     Sales Agent agrees to use its best efforts to solicit purchasers for the Units as contemplated by this Agreement and in accordance with the Memorandum. Copies of the Memorandum will be furnished to Sales Agent in reasonable quantities upon specific request. All copies of the Memorandum and any other printed or written materials furnished to Sales Agent in connection with the Offering shall remain the property of the Company and shall be treated and cared for as set out in this Agreement, and any copies of such materials in the possession of Sales Agent or its personnel shall be returned to the Company upon request. Sales Agent shall maintain a written record reflecting the distribution and location of all materials furnished to the Sales Agent in connection with the Offering and the identity of all persons to whom such materials are distributed. In addition, Sales Agent shall use its best efforts to: (i) assure that the materials furnished are treated as confidential and not reproduced or redistributed and (ii) secure the return of all materials furnished to persons who do not subscribe for the purchase of the Units.
Neither Sales Agent nor any officer, agent, employee, or other representative of Sales Agent is authorized to use or to display to any person, in connection with the solicitation of subscriptions for the Units, any instruments, writings or material other than the Memorandum and such other instruments as may be actually furnished by the Company to Sales Agent in connection with the offering. A minimum purchase of 10,000 units ($25,000) per investor is required, as set forth in the Memorandum.

2.   Terms of the Offering and Subscription Proceeds
     -----------------------------------------------

     The Offering of Units will terminate on the "Offer Expiration Date" which shall be the earlier of (i) that date on which subscriptions for 1,400,000 Units ($3,500,000.00) have been received or (ii) December 31, 1995, which date may be extended to March 31, 1996. The Company, in its sole discretion, may withdraw, terminate, cancel, or modify the Offering without notice.

     Each prospective purchaser desiring to subscribe for Units will be required to complete and execute a Subscription Agreement, a Registration Rights Agreement, an Information Form, a Purchaser Questionnaire and an IRS Form W-9 (the "Subscription Documents"). All Subscription Documents and subscription checks received by the Sales Agent will be forwarded by the end of the next business day following receipt thereof to the Company. The Company will determine whether it wishes to reject the subscription, and if the Company determines to reject a subscription solicited by Sales Agent, the Company shall notify Sales Agent within thirty business days of its receipt of the Subscription Documents and shall return or cause to be returned said Subscription Documents to Sales Agent. All proceeds received with respect to subscriptions accepted by the Company shall be deposited by the Company in a non-interest bearing escrow account.

3.   Compensation and Expenses.
     -------------------------

     a. Upon each "Closing" of the Offering (as defined in the Memorandum), subject to subsection 3e below, Sales Agent will be entitled to receive a sales commission of 6% of the aggregate gross purchase price of the Units accepted by the Company in such Closing. Except as set forth below, the Company shall not have any liability or obligation to Sales Agent or any other person or party for any amount other than the sales commission provided for in this Section 3a, and such sales commission shall be payable only if, as and when a Closing actually occurs and the proceeds of the Offering are distributed to the Company.

     b. Upon the conclusion of the Offering, the Company will sell to the Sales Agent a Warrant (the "Sales Agent Warrant") for the total price of $100.00. The Sales Agent Warrant will entitle the Sales Agent to purchase one Unit for each five Units sold during the Offering, will be exercisable for a period of five years following the date of the Offering and will be in the form of Exhibit A attached hereto. The purchase price of the Units underlying the
   ---------
Sales Agent Warrant will be $2.50 per Unit.

     c. The Company will employ the Sales Agent as a consultant during a one year period following the Offering, or such other time period as the parties may mutually determine, to provide consulting services to the Company, including advising the Company in connection with business and financial planning, corporate organization and structure, private and public debt and equity financing and financial matters in connection with the operation of the business of the Company. As compensation for such services, if total sales accepted by the Company exceed 200,000 Units, the Sales Agent will be entitled to receive a consultant fee in an amount equal to 2% of the total gross proceeds raised in the Offering payable in twelve equal monthly installments during the period in which the Sales Agent provides such consulting services. The Sales Agent hereby waives such consulting fee in the event that only the minimum subscription of 200,000 units is achieved.

     d. Each party will bear its own expenses in connection with the performance of its obligations with respect to the Offering.

     e. Notwithstanding the foregoing provisions, Sales Agent will receive no sales commission or fees or other cash or non-cash compensation with respect to sales to residents of, or solicitations in, any state where Sales Agent is not validly registered as a broker-dealer at the time of the offer and sale of Units unless (in the reasonable determination of the Company and its counsel) such registration is not required by such state.

4.   Representations, Warranties, and Undertakings of the Company
     ------------------------------------------------------------

     The Company represents and warrants to Sales Agent and agrees as follows:

     a. The Units have not been and will not be registered under the Securities Act and have not and will not be registered under applicable state securities laws, and the Company will take all actions within its control as may be reasonably necessary to insure that the Units will be offered and sold in compliance with the requirements imposed on it by Section 3(b) and/or 4(2) of the Securities Act and Regulation D, Rules 505 and 506, promulgated thereunder, and certain limited or private offering exemptions of the securities laws of each state in which the Units may be offered or sold; provided that the Company makes no representation or warranty with respect to solicitation of potential investors by the Sales Agent or with respect to other factors affecting compliance with federal or state securities laws that are within the control of the Sales Agent.

     b. The Memorandum will not as of its date include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any material untrue statement or omission based on information that the Sales Agent provides or has provided in writing.

     c. The Company shall provide to Sales Agent and to each offeree any such information, documents, and instruments as may be reasonably requested pursuant to Regulation D, Rules 505 and 506.

5.   Representations and Warranties of Sales Agent
     ---------------------------------------------

     Sales Agent represents and warrants to the Company and agrees as follows:

     a. The consummation of the transactions contemplated herein and those contemplated by the Memorandum will not result in any breach of the terms or conditions of or constitute a default under any indenture, agreement, or other instrument to which Sales Agent is a party, or violate any order directed to Sales Agent by any court or any federal or state regulatory body or administrative agency having jurisdiction over Sales Agent or over its property.

     b. Sales Agent is duly registered pursuant to the provisions of the Securities Exchange Act of 1934 (the "Exchange Act") as a broker-dealer, is a member in good standing of the NASD, and is duly registered as a broker-dealer in such states as it is required to be so registered in order to carry out the Offering contemplated by the Memorandum or will obtain such registration prior to engaging in any sales efforts in such states. All offers made by or through Sales Agent will be made only by individuals licensed as required by all applicable federal and state securities laws.

     c. Sales Agent has conducted its own due diligence regarding the Offering and the Company, and has not relied on any representations from the Company, other than those contained in this Agreement, in deciding to participate in this Offering.

     d. Neither the Sales Agent's nor any Sales Representative's participation in the Offering will cause any disqualification under Rule 505(b)(iii) of Regulation D or any comparable provision of any applicable state securities laws.

     e.   Sales Agent will:

          i. not solicit subscriptions (i) prior to the commencement of the offering period, (ii) by means of any solicitation or general advertising in any manner prohibited by Regulation D or any state securities laws, or (iii) before any filing required pursuant to state securities laws has been made;

          ii. insofar as is under its control, conduct the offering and sale of the Units in accordance with the applicable provisions of federal and state securities laws and preserve for the Company the exemptions provided by Regulation D promulgated under the Securities Act and Rules 505 and 506 thereunder and applicable state securities law exemptions;

          iii. limit the offering of the Units to investors who are Accredited Investors and meet applicable requirements under state securities laws or otherwise meet certain suitability and sophistication standards, and each of whom meets the other offeree standards set forth in the Memorandum; prior to any offer of the Units to any such person, have reasonable grounds to believe, and in fact believe, that such person is a qualified investor; and prepare and maintain for the benefit of the Company memoranda and other appropriate records substantiating the foregoing;

          iv. reasonably believe that each prospective subscriber from whom it solicits a subscription for the Units has, either alone or with such subscriber's duly purchaser representative, such knowledge and experience in financial and business matters that such subscriber is capable of evaluating the merits and risks of the prospective investment in the Units; and allow the Company access to such file memoranda and other records that substantiate such belief of Sales Agent;

          v. prior to the acceptance of any subscription, receive a fully completed and executed Purchaser Questionnaire wherein the prospective purchaser represents that he is an Accredited Investor or other qualified investor and meets any other suitability standards, and prepare and maintain for the benefit of the Company memoranda or other records substantiating the foregoing;

          vi. limit the offering to the non-public solicitations of subscriptions and provide each offeree, prior to the execution of a Subscription Agreement, with a complete copy of the Memorandum and exhibits thereto, and any supplements or amendments thereto provided to the Sales Agent at the time of the initial Offering and during the course of the Offering;

          vii. afford each such offeree the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering and to obtain any additional information, to the extent possessed by the Company or obtainable by it without unreasonable effort;

          viii. not forward a set of Subscription Documents to the Company if it has a reason to believe that any information contained in or any representation or warranty made in those documents by the prospective purchaser is inaccurate or untrue in a material respect, and cooperate with the Company in obtaining additional evidence and information to verify the representations and warranties contained in those documents;

          ix. refrain from making any representations or providing any other information or from utilizing any sales materials in connection with the Offering other than the Memorandum and any amendments or supplements thereto, unless provided by the Company and approved by the Company in writing and then only if such materials are accompanied or preceded by the Memorandum; and refrain from engaging in any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media or broadcast over television or radio and any seminar or meeting whose attendees have been invited by general solicitation or advertising; and

          x. obtain and forward to the Company the Subscription Documents and subscription check and all related documentation required by the Company.

6.   Indemnification
     ---------------

     a.   Indemnification by the Company.  To the extent permitted by applicable
          ------------------------------
          law, the Company agrees to indemnify and hold harmless Sales Agent (and any agent, director or officer thereof) and any person who controls Sales Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statute, law or regulation, at common law or otherwise, and the Company agrees to reimburse Sales Agent and each such controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, settlement expenses and reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against the respective indemnified parties, in each case insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, in whole or in part, (i) any breach of any representation, warranty or covenant of the Company in this Agreement or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (i) the indemnity agreements of the Company do not apply to information furnished in writing to the Company by Sales Agent specifically for use in the Memorandum or any amendment thereof or supplement thereto and (ii) the indemnity agreement contained in this Section 6(a) with respect to the Memorandum shall not inure to the benefit of Sales Agent (or to the benefit of any person controlling the Sales Agent) if the person asserting any such losses, claims, damages, liabilities or expenses purchased the Units that are the subject thereof from Sales Agent and the untrue statement or omission of a material fact contained in such original Memorandum was corrected in the amendment thereof or supplement thereto, unless the failure is the result of the Company not providing Sales Agent with such amendment or supplement prior to the sale of the Units.

     b.   Indemnification by Sales Agent.  To the extent permitted by applicable
          ------------------------------
          law, Sales Agent agrees to indemnify and hold harmless the Company, each of its officers, each of its directors and each person (including each partner or officer thereof) who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, Exchange Act, or other federal or state statute, law, or regulation, at common law or otherwise and Sales Agent agrees to reimburse the Company and each such other person for any legal or other expenses (including, except as hereinafter provided, settlement expenses and reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages, liabilities, or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case arising out of or based upon, in whole or in part (i) any breach of any representation, warranty or covenant of Sales Agent in this agreement or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent that such statement or omission was made in reliance on information furnished in writing to the Company by the Sales Agent for use in the preparation of the Memorandum or any amendment or supplement thereto, or (iii) any untrue statement of a material fact made by Sales Agent or the omission or alleged omission to state therein a material fact necessary in order to make the statements made by the Sales Agent in the light of the circumstances under which they were made, not misleading.

     c.   Claim for Indemnification.  Each party indemnified under the
          -------------------------
          provisions of Sections 6(a) and 6(b) above agrees that upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation, inquiry or proceeding against it, in respect of which indemnity may be sought on account of any indemnity agreement contained in such Section, it will, if a claim in respect thereunder is to be made against the indemnifying party or parties under this Section 6 promptly given written notice (the "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder.
          No indemnification provided for in Sections 6(a) or 6(b) above shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was materially prejudiced by the failure to receive the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit, or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding in which event such defense shall be conducted at the expense of the indemnifying party or parties by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense, the indemnifying party and the counsel chosen by the indemnifying party or parties will not be liable under Section 6(a) or 6(b) above for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party of parties shall bear and pay the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear and pay such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry, or proceeding.

     d.   Contribution.  In order to provide for just and equitable contribution
          ------------
          in any action in which a claim for indemnification is made pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court or competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities referred to in Sectors 6(a) or 6(b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Units or (ii) if the allocation provided by clause
          (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages, or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Sales Agent, on the other, shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Units received by the Company and the total underwriting discount and commissions received by the Sales Agent bear to one another. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

          The parties agree that it would not be just and equitable if contribution to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Section 6(d). The amount paid by an indemnified party as a result of the losses, claims, damages, or liabilities, or actions in respect thereof, referred to in the first sentence of this
          Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparing to defend or defending against any action or claim which is the subject of this Section 6(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(1) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          Each party entitled to contribution agrees that upon the service of a summons or other initial legal process on it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise, except as specifically provided in this Section.

     e.   Settlement.  The indemnified party will not, without prior written
          ----------
          consent of the indemnifying party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnifying party or any person who controls the indemnifying party within the meaning of the Securities Act or Exchange Act is a party to such claim, action, suit, or proceeding) unless such settlement, compromise or consent includes an unconditional release of the indemnifying party and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

7.   Representations and Agreements to Survive Delivery
     --------------------------------------------------

     All representation, warranties, and agreements made herein or in certificates and instruments delivered pursuant hereto, and the indemnity agreement contained in Section 6 hereof, shall remain in full force and effect regardless of any investigation made by or on behalf of Sales Agent and its controlling persons or the Company or any of its officers, directors, or agents, and shall survive delivery of the Units to be offered hereunder.

8.   Notice
     ------

     All notices hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, or otherwise delivered by hand or messenger, or sent by cable, telex or telegram to the addresses shown below, or such addresses as may be so designated in the future.

9.   Time
     ----

     Time is of the essence with respect to this agreement.

10.  Termination
     -----------

     This Agreement (other than those portions which survive) may be terminated by either party at any time by written notice to the other party.

11.  Counterparts
     ------------

     This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.


12.  Titles and Subtitles
     --------------------

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

13.  Amendment
     ---------

     This Agreement may be amended only by a writing signed by each party hereto.

14.  Governing Law
     -------------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA EXCLUSIVE OF PRINCIPLES OF CONFLICT LAW.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement this 6th day of October, 1995.

THE COMPANY                               SALES AGENT

Clinicor, Inc.                            SJ Capital, Inc.


By:/s/ Thomas P. O'Donnell                By:/s/ Steve Jizmagian
   -----------------------                --------------------------------
 Thomas P. O'Donnell,                          Steve Jizmagian,
  President                                       President

ADDRESS:                                  ADDRESS:

307 Camp Craft Road, Suite 200            580 California Street, Suite 2040
Austin, Texas  78746                      San Francisco, California  94104

                                   EXHIBIT A

                                  SALES AGENT
                           WARRANT TO PURCHASE UNITS
                                       OF
                                 CLINICOR, INC.


                       Warrant to Purchase _______ Units
                  (subject to adjustment as set forth herein)

                         Exercise Price $2.50 Per Unit
                  (subject to adjustment as set forth herein)

         VOID AFTER 5:00 P.M., AUSTIN, TEXAS, TIME, SEPTEMBER 30, 2000


THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION FILED IN ACCORDANCE WITH THE ACT AND SUCH LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH LAWS.


     Clinicor, Inc., 307 Camp Craft Road, Suite 200, Austin, Texas 78746 (the "Company"), hereby certifies that, for value received, SJ Capital, Inc., 580 California Street, Suite 2040, San Francisco, California 94104, or any other Holder as defined below, is entitled, subject to the terms and conditions set forth below, to purchase from the Company at any time or after September 15, 1995 but before 5:00 p.m., Austin, Texas time, on September 30, 2000, _________ Units of the Company's securities (the "Units") at a purchase price of $2.50 per Unit (the "Exercise Price"), each Unit consisting of one share of common stock and one common Stock Purchase Warrant (hereinafter referred to as the "Units").

     The number and character of the securities purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any Warrants issued in substitution for or replacement of this Warrant, or any Warrants into which this Warrant may be divided or exchanged. The securities purchasable upon the exercise of this Warrant are hereinafter referred to as "Warrant Securities." Except as otherwise provided herein, the Warrant Securities shall be as described in the Company's Private Offering Memorandum dated September 15, 1995 ("Effective Date"). The Warrants included in the Warrant Securities will be exercisable for a three-year period from the date of exercise of this Warrant, unless such period is extended or terminated in accordance with the "Terms of Warrants," which is attached as Exhibit A to the Subscription Agreement for the Units for the private offering. Other dates set forth in the Warrant included in the Warrant Securities shall be appropriately adjusted (in the reasonable discretion of the Company and its counsel) in light of the Warrant Expiration Date of such Warrant. Two such Warrants will entitle the holder to purchase one share of Common Stock at an exercise price of $1.00 per share, subject to adjustment.

     This Warrant may be assigned, transferred, sold, offered for sale, or exercised by the Holder only upon compliance with all the pertinent provisions hereof and only upon the written consent of the Company, which consent may be withheld for any reason including, without limitation, compliance with the various state and federal securities laws.

     1.   Exercise of Warrant.
          -------------------

     (a) Subject to the other terms and conditions of this Warrant, the purchase rights evidenced by this Warrant may be exercised in whole or in part at any time, and from time to time, on or after September 15, 1995, but before 5:00 p.m., Austin Texas, time, on September 30, 2000 (the "Warrant Expiration Date"), by the Holder's presentation and surrender of this Warrant to the Company at its principal office or at the office of the Company's stock transfer agent, if any, accompanied by a duly executed Notice of Exercise, in the form attached to and by this reference incorporated in this Warrant as Exhibit A, and by payment of the aggregate Exercise Price, in certified funds or a bank cashier's check, for the number of Units specified in the Notice of Exercise. In the event this Warrant is exercised in part only, as soon as is practicable after the presentation and surrender of this Warrant to the Company for exercise, the Company shall execute and deliver to the Holder a new Warrant, containing the same terms and conditions as this Warrant, evidencing the right of the Holder to purchase the number of Units as to which this Warrant has not been exercised.

     (b) The certificate evidencing the Warrant Securities shall be deemed to be issued, and the person to whom such Warrant Securities are issued of record shall be deemed to have become a holder of record of such Warrant Securities, as of the date of the surrender of such Warrant and payment of the aggregate Exercise Price, whichever shall last occur, provided that if the books of the Company with respect to the Warrant Securities shall be closed as of such date, the certificates for such Warrant Securities shall be deemed to be issued, and the person to whom such Warrant Securities are issued of record shall be deemed to have become a record holder of such Warrant Securities, as of the date on which such books shall next be open (whether before, on or after the applicable Warrant Expiration Date), but at the Exercise Price and upon the other conditions in effect upon the date of surrender of the Warrant and payment of the Exercise Price, whichever shall have last occurred, to the Company.

     (c) The Company agrees not to merge, reorganize or take any action that would terminate this Warrant unless written notice is given to the holders of this Warrant in accordance with Section 3 hereof.

     2.   Exchange, Assignment or Loss of Warrant.  This Warrant is
          ---------------------------------------
exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase (under the same terms and conditions as provided by this Warrant) in the aggregate the same number of Units purchasable hereunder. This Warrant may not be sold, transferred, assigned, or hypothecated except in compliance with the Securities Act of 1933, as amended, and any applicable state securities laws. To the extent allowable pursuant to applicable state and federal securities laws and upon delivery of an opinion of counsel acceptable in form and substance to the Company, this Warrant may be assigned in whole or in part to officers or representatives of SJ Capital, Inc. and to any successor to the business of SJ Capital, Inc. Any assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification as the Company, in its discretion, may impose, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

     3.   Adjustments: Stock Dividends, Reclassification, Reorganization, Merger
          ----------------------------------------------------------------------
and Anti-Dilution Provisions.
----------------------------

     (a) If the Company shall at any time before the Warrant Expiration Date subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Exercise Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of common Stock, the Exercise Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (b) If at any time before the Warrant Expiration Date the Common Stock constituting a portion of the Units issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other series or class or classes of stock whether by reclassification, recapitalization or otherwise (other than a subdivision or combination of shares provided for above), the Holder shall, on its exercise, be entitled to purchase, in lieu of the Warrant Securities which the Warrant Holder would have become entitled to purchase but for such change, a number of shares of such other series or class or classes of stock equivalent to the number of Warrant Securities that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

     (c) Except as otherwise provided in Section 13, if at any time before the Warrant Exercise Date there shall be a capital reorganization of the Company's Common Stock (other than a combination, subdivision, reclassification or exchange of shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation or person (provided such event does not result in the termination of this Warrant pursuant to Section 13) then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the periods specified in this Warrant and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such reorganization, merger, consolidation or sale to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined by the Company's Board of Directors) shall be made in the application of the provisions of this Agreement and the Warrant with respect to the rights and interests of the Holders after such reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and number of shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The provisions of this Section 3(c) shall similarly apply to any such successive reorganizations, mergers, consolidations or sales which satisfy the conditions set forth above.

     (d) If any adjustment made pursuant to subsections (a), (b) or (c), above, creates a fractional Share, such Share shall be treated in accordance with
Section 7 hereof.

     (e) The Company shall give notice of each adjustment or readjustment of the Exercise Price or the number of Shares issuable upon exercise of this Warrant to the Holder at that Holder's address as shown on the Company's books and records.

     (f) The Warrant need not be changed because of any adjustment in the Exercise Price or in the Units, shares of common Stock or other Warrant Securities purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same Exercise Price and the same number of Units or other Warrant Securities (appropriately reduced in the case of partial exercise) as are stated on the face of the Warrant as initially issued, and that Exercise Price and that number of Units or other Warrant Securities shall be considered to have been so changed at the close of business on the date of adjustment.

     4.   Notice to Holders.  If, prior to the expiration of this Warrant either
          -----------------
by its terms or by its exercise in full, any of the following shall occur:

     (i) the Company shall declare a dividend or authorize any other distribution on its Common Stock; or

     (ii) the Company shall authorize the granting to the shareholders of its Common Stock of rights to subscribe for or purchase any securities or any other similar rights; or

     (iii) any reclassification, reorganization or similar change of the Common Stock, or any consolidation or merger to which the Company is a party, or the sale, lease, or exchange of any significant portion of the assets of the Company; or

     (iv) the voluntary or involuntary dissolution, liquidation or winding up of the company; or

     (v) any purchase, retirement or redemption by the Company of its Common Stock;

then, and in any such case, the Company shall deliver to the Holder or Holders written notice thereof at least 30 days prior to the earliest applicable date specified below with respect to which notice is to be given, which notice shall state the following:

     (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined;

     (ii) the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption is expected to become effective, and the date, if any, as of which the Company's shareholders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or purchase, retirement or redemption; and

     (iii) if any matters referred to in the foregoing clauses (i) and (ii) are to be voted upon by shareholders of Common Stock, the date as of which those shareholders to be entitled to vote are to be determined.

     5.     Officers' Certificate.  Whenever the Exercise Price or the aggregate
            ---------------------
number of Warrant Securities purchasable pursuant to this Warrant shall be adjusted as required by the provisions of Section 3 above, the Company shall promptly file with its Secretary or an Assistant Secretary at its principal office, and with its transfer agent, if any, an officers' certificate executed by the Company's President and Secretary or Assistant Secretary, describing the adjustment and setting forth, in reasonable detail, the facts requiring such adjustment and the basis for and calculation of such adjustment in accordance with the provisions of this Warrant. Each such officers' certificate shall be made available to the Holder or Holders of this Warrant for inspection at all reasonable times, and the Company, after each such adjustment, shall promptly deliver a copy of the officers' certificate relating to that adjustment to the Holder or Holders of this Warrant. The officers' certificate described in this
Section 5 shall be deemed to be conclusive as to the correctness of the adjustment reflected therein if, and only if, no Holder of this Warrant delivers written notice to the Company of an objection to the adjustment within 30 days after the officers' certificate is delivered to the Holder or Holders of this Warrant. The Company will use diligent efforts to make its books and records reasonably available for inspection and copying during normal business hours by the Holder so as to permit a determination as to the correctness of the adjustment. If written notice of an objection is delivered by a Holder to the Company and the parties cannot reconcile the dispute, the Holder and the Company shall submit the dispute to arbitration pursuant to the provisions of Section 15 below. Failure to prepare or provide the officers' certificate shall not modify the parties' rights thereunder.

     6.     Reservation of Warrant Securities.  The Company hereby agrees that
            ---------------------------------
at all times prior to September 30, 2000, it will have authorized and will reserve and keep available for issuance and delivery to the Holder that number of shares of its Common Stock that may be required from time to time for issuance and delivery upon the exercise of the then unexercised portion of this Warrant and all other similar Warrants then outstanding and unexercised.

     7.   Fractional Shares.  No fractional shares or scrip representing
          -----------------
fractional shares shall be issued upon the exercise of all or any part of this Warrant. With respect to any fraction of a share of any security called for upon any exercise of this Warrant, the Company shall pay to the Holder an amount in money equal to that fraction multiplied by the current market value of that share. The current market value shall be determined as follows:

     (i) if the security at issue is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the current value shall be the last reported sale price of that security on such exchange on the last business day prior to the date of the applicable exercise of this Warrant or, if no such sale is made on such day, the average of the highest closing bid and the lowest asked price for such day on such exchange; or

     (ii) if the security at issue is not so listed or admitted to unlisted trading privileges, the current market value shall be the average of the last reported highest bid and lowest asked prices quoted on the National Association of Securities Dealers Automated Quotation System or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day of the applicable exercise of this Warrant; or

     (iii) if the security at issue in not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the current market value shall be determined in such reasonable manner as may be prescribed from time to time by the Board of Directors of the Company.

     8.     Rights of the Holder.  The Holder shall not be entitled to any
            --------------------
rights as a shareholder in the Company by reason of this Warrant, either at law or equity, except as specifically provided for herein. The Company covenants, however, that for so long as this Warrant is at least partially unexercised, it will furnish any Holder of this Warrant with copies of all reports and communications furnished to the shareholders of the Company.

     9.     Warrant Securities to be Fully Paid.  The Company covenants that all
            -----------------------------------
Warrant Securities that may be issued and delivered to a Holder of this Warrant upon the exercise of this Warrant and payment of the Exercise Price will be, upon such delivery, validly and duly issued, fully paid and nonassessable.

     10.    Notices.  All notices, certificates, requests, or other similar
            -------
items provided for in this Warrant shall be in writing and shall be personally delivered or deposited in the United States mail, postage prepaid, addressed to the respective party as indicated in the portions of this Warrant preceding
Section 1. All notices shall be deemed to be delivered upon personal delivery or upon the expiration of three (3) business days following deposit in the United States mail, postage prepaid. The addresses of the parties may be changed, and addresses of other Holders and holders of Warrant Securities may be specified, by written notice delivered pursuant to this Section 10. The Company's principal office shall be deemed to be the address provided pursuant to this Section for the delivery of notices to the Company.

     11.    Applicable Law.  This Warrant shall be governed by and construed in
            --------------
accordance with the laws of the State of Texas, and courts located in Texas shall have exclusive jurisdiction over all disputes arising hereunder.

     12.    Arbitration.  The Company and the Holder, and by receipt of this
            -----------
Warrant or any Warrant Securities, all subsequent Holders or holders of Warrant Securities, agree to submit all controversies, claims, disputes and matters of difference with respect to this Warrant, including, without limitation, the application of this Section 12 to arbitration in Austin, Texas, according to the rules and practices of the American Arbitration Association from time to time in force. This agreement to arbitrate shall be specifically enforceable. Arbitration may proceed in the absence of any party if notice of the proceeding has been given to that party. The parties agree to abide by all awards rendered in any such proceeding. These awards shall be final and binding on all parties to the extent and in the manner provided by the rules of civil procedure enacted in Texas. All awards may be filed, as a basis of judgment and of the issuance of execution for its collection, with the clerk of one or more courts, state or federal, having jurisdiction over either the party against whom that award is rendered or its property. No party shall be considered in default hereunder during the pendency of arbitration proceedings relating to that default.

     13.    Termination.  Unless otherwise terminated hereunder, the right to
            -----------
exercise this Warrant shall expire and the Warrant Expiration Date shall be hereby deemed to occur upon the effective date of a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to another corporation or person, if, immediately after any such merger, consolidation or sale of assets, at least fifty percent (50%) of the voting power of the surviving corporation or such other person, as the case may be, is owned by persons who are not shareholders of the Company immediately prior to such merger, consolidation or sale of assets, provided that the Holders receive notice of such merger or consolidation or sale of assets at least twenty (20) days prior to the effective date of such merger, or consolidation or sale of assets. Notwithstanding the foregoing, the Warrants shall not terminate if the Warrants are assumed by or exchanged with Warrants of the surviving corporation in the merger, consolidation or sale of assets, in which case such assumption or exchange shall be effective in accordance with Section 3 hereof.

     14.    Miscellaneous Provisions.
            ------------------------

     (a) Subject to the terms and conditions contained herein, this Warrant shall be binding on the Company and its successors and shall inure to the benefit of the original Holder, its successors and assigns and all holders of Warrant Securities.

     (b) In the event of any litigation or arbitration between the parties hereto, the prevailing party in such litigation or arbitration shall be entitled reimbursement by the other party for all costs and expenses resulting from such litigation or arbitration, including, but not limited to, all reasonable attorney's fees and disbursements.

     (c) This Warrant cannot be changed or terminated or any performance or condition waived in whole or in part except by an agreement in writing signed by the party against whom enforcement of the change, termination or waiver is sought.

     (d) If any provision of this Warrant shall be held to be invalid, illegal or unenforceable, such provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability shall not affect the remainder of this Warrant.

     (e) The Company agrees to execute such further agreements, conveyances, certificates and other documents as may be reasonably requested by the Holder to effectuate the intent and provisions of this Warrant.

     (f) Paragraph headings used in this Warrant are for convenience only and shall not be taken or construed to define or limit any of the terms or
provisions of this Warrant.   Unless otherwise provided, or unless the context
shall otherwise require, the use of the singular shall include the plural and the use of any gender shall include all genders.



ATTEST:                                  CLINICOR, INC.


By: ____________________                 By: _______________________

                                   EXHIBIT A
                                   ---------
                               NOTICE OF EXERCISE
                               ------------------


     The undersigned Holder of a Warrant hereby:

     (a) irrevocably elects to exercise the Warrant to the extent of purchasing ______ Units;

     (b) makes payment in full of the aggregate Exercise Price for those Units in the amount of $___________ by the delivery of certified funds or a bank cashier's check in the amount of $______________;

     (c) requests that a certificate for such Units be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:

            _________________________________________________

            _________________________________________________

            _________________________________________________
            (Name and address of person other than the undersigned
                                        -----
            in whose name Units are to be registered)

     (d) requests, if the number of Units purchased or transferred are not all the Units purchasable pursuant to the unexercised portion of the Warrant, that a new Warrant of like tenor for the remaining Units purchasable pursuant to the Warrant be issued and delivered to the undersigned at the address stated below.

Dated:  ________________________     ___________________________________________
                                      Signature
                                             (This signature must conform in all
                                             respects to the name of the Holder
                                             as specified on the face of the
                                             Warrant.)

                                          ______________________________________
                                             Printed Name
          Social Security Number or
          Employer ID Number:       ____________________________________
          Address:                  ____________________________________

                                   ASSIGNMENT
                                   ----------

                   (Form of Assignment to be Executed if the Warrant Holder Desires to Transfer Warrants Evidenced Hereby)


     FOR VALUE RECEIVED, _________________________________________________
hereby sells, assigns and transfers to ___________________________________
______________________________________________________________________________.
(Please print name and address including zip code.)

                              Please insert social security, federal tax I.D. number or other identifying number





_______________________________________________________________________Warrants
represented by this Warrant Certificate and does hereby irrevocably constitute and appoint
_______________________________________________________________________Attorney,
to transfer said Warrants on the books of the Company with full power of substitution.


Dated:                                            Signature


                                    (Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate)


SIGNATURE GUARANTEED:




NOTE:  Any transfer or assignment of this Warrant Certificate is subject to
----
compliance with the restrictions on transfer imposed under the Warrant.